FIRST QUARTER 2017 EARNINGS CONFERENCE CALL April 21, 2017

Overview – First Quarter 2017 Page 2 See reconciliations of organic revenue change on page 15 and diluted EPS on page 17. • Total revenue growth was 0.7%, organic growth was 2.7%  U.S. organic growth was 2.9%  International organic growth was 2.2% • Operating income was $30 million, an improvement of $7 million from a year ago, in seasonally small Q1 • Operating margin was 1.7%, an improvement of 40 basis points • Diluted EPS was $0.05, compared with diluted EPS of $0.01 a year ago ($0.02 as adjusted in Q1 2016)

Operating Performance (Amounts in Millions, except per share amounts) Page 3 2017 2016 Revenue 1,753.9$ 1,742.0$ Salaries and Related Expenses 1,275.4 1,268.8 Office and General Expenses 448.8 450.2 Operating Income 29.7 23.0 Interest Expense (20.9) (22.6) Interest Income 5.2 5.8 Other Income (Expense), net 0.8 (19.2) Income (Loss) Before Income Taxes 14.8 (13.0) Benefit of Income Taxes (2.1) (15.6) Equity in Net Income of Unconsolidated Affiliates 1.2 0.1 Net Income 18.1 2.7 Net Loss Attributable to Noncontrolling Interests 3.4 2.7 21.5$ 5.4$ Earnings per Share Available to IPG Common Stockholders Basic 0.05$ 0.01$ Diluted 0.05$ 0.01$ Weighted-Average Number of Common Shares Outstanding Basic 391.7 400.6 Diluted 399.3 409.3 Dividends Declared per Common Share 0.18$ 0.15$ Three Months Ended March 31, Net Income Available to IPG Common Stockholders (1) Our financial statements now reflect the early adoption of FASB ASU 2017-07, which resulted in a reclassification of $0.8 and $2.1 for the quarters ended March 31, 2017 and 2016, respectively, reducing Salaries and related expenses and increasing Other income (expense), net in each period presented. (1) (1)

2017 2016 Total Organic IAN 1,407.6$ 1,401.6$ 0.4% 2.2% CMG 346.3$ 340.4$ 1.7 4.6 Change Three Months Ended March 31, $ % Change March 31, 2016 1,742.0$ Total change 11.9 0.7% Foreign currency (17.1) (1.0%) Net acquisitions/(divestitures) (17.2) (1.0%) Organic 46.2 2.7% March 31, 2017 1,753.9$ Three Months Ended Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on page 15. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic United States 1.9% 2.9% International (1.3%) 2.2% United Kingdom (10.3%) 0.2% Continental Europe (0.9%) 6.7% Asia Pacific (1.8%) (2.7%) Latin America 4.7% 3.7% All Other Markets 10.9% 7.8% Worldwide 0.7% 2.7% Three Months Ended March 31, 2017 Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on page 15.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
0.7%
2.8%
5.5%
6.1%
5.0%
4.0%
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q4-12
Q4-13
Q4-14
Q4-15
Q4-16
Q1-17

Page 6
See reconciliation on page 16.

Salaries & Related 2017 2016 $ Total Organic Three Months Ended March 31, 1,275.4$ 1,268.8$ 6.6$ 0.5% 2.9% % of Revenue 72.7% 72.8% Office & General 2017 2016 $ Total Organic Three Months Ended March 31, 448.8$ 450.2$ (1.4)$ (0.3%) 2.3% % of Revenue 25.6% 25.8% Change Change Operating Expenses ($ in Millions) Page 7 See reconciliation of organic measures on page 15.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 12.0% 12.1% 9.3% (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16 Operating Margin Page 8 Trailing Twelve Months Q1-17 ($ in Millions) For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green.

2017 2016 NET INCOME 18$ 3$ OPERATING ACTIVITIES Depreciation & amortization 72 63 Deferred taxes (14) (28) (Gains) losses on sales of businesses (1) 16 Other non-cash items 13 29 Change in working capital, net (439) (695) Change in other non-current assets & liabilities (21) (42) Net cash used in Operating Activities (372) (654) INVESTING ACTIVITIES Capital expenditures (25) (27) Acquisitions, net of cash acquired (3) (27) Other investing activities (5) (6) Net cash used in Investing Activities (33) (60) FINANCING ACTIVITIES Net increase (decrease) in short-term borrowings 225 (20) Exercise of stock options 8 4 Common stock dividends (71) (60) Repurchase of common stock (55) (54) Tax payments for employee shares withheld (37) (20) Distributions to noncontrolling interests (6) (4) Net cash provided by (used in) Financing Activities 64 (154) Currency Effect 20 37 Decrease in Cash, Cash Equivalents and Restricted Cash (321)$ (831)$ Three Months Ended March 31, Cash Flow ($ in Millions) Page 9

March 31, December 31, March 31, 2017 2016 2016 CURRENT ASSETS: Cash and cash equivalents 775.0$ 1,097.6$ 673.4$ Marketable securities 3.1 3.0 6.9 Accounts receivable, net 3,641.5 4,389.7 3,718.9 Expenditures billable to clients 1,742.7 1,518.1 1,774.2 Assets held for sale 108.7 203.2 20.3 Other current assets 318.5 226.4 292.3 Total current assets 6,589.5$ 7,438.0$ 6,486.0$ CURRENT LIABILITIES: Accounts payable 5,672.6$ 6,303.6$ 5,797.4$ Accrued liabilities 572.0 794.0 592.8 Short-term borrowings 310.8 85.7 119.4 Current portion of long-term debt 324.1 323.9 2.0 Liabilities held for sale 111.2 198.8 27.8 Total current liabilities 6,990.7$ 7,706.0$ 6,539.4$ Balance Sheet – Current Portion ($ in Millions) Page 10 (1) Our 2.25% Senior Notes are due November 15, 2017. (1)

$2,325 $2,102 $1,908 $1,701 $1,738 $1,623 $1,641 $1,706 $1,745 $1,690 $1,917 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 3/31/2017 $2,411 Total Debt (1) ($ in Millions) Page 11 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Summary Page 12 • Q1 a solid start on FY-17 performance objectives • Continuing traction from key strategic initiatives  Quality of our agency offerings, creative talent, embedded and specialty digital, and “open architecture” solutions  Strength in high-growth disciplines  Effective expense management • Focus on additional margin improvement • Financial strength continues to be a source of value creation  Solid investment grade ratings across the board  Raised dividend and authorized new share repurchase program (as previously announced in February)

Appendix

Q1 Q2 Q3 Q4 YTD 2017 Depreciation and amortization of fixed assets and intangible assets 41.0$ 41.0$ Amortization of restricted stock and other non-cash compensation 29.7 29.7 Net amortization of bond discounts and deferred financing costs 1.4 1.4 Q1 Q2 Q3 Q4 FY 2016 Depreciation and amortization of fixed assets and intangible assets 38.0$ 39.8$ 39.7$ 42.7$ 160.2$ Amortization of restricted stock and other non-cash compensation 23.1 16.8 19.1 26.6 85.6 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.4 5.6 2017 2016 Depreciation and Amortization ($ in Millions) Page 14

Three Months Ended March 31, 2016 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended March 31, 2017 Organic Total Segment Revenue IAN 1,401.6$ (9.8)$ (14.9)$ 30.7$ 1,407.6$ 2.2% 0.4% CMG 340.4 (7.3) (2.3) 15.5 346.3 4.6% 1.7% Total 1,742.0$ (17.1)$ (17.2)$ 46.2$ 1,753.9$ 2.7% 0.7% Geographic United States 1,091.2$ -$ (11.0)$ 31.6$ 1,111.8$ 2.9% 1.9% International 650.8 (17.1) (6.2) 14.6 642.1 2.2% (1.3%) United Kingdom 165.6 (22.6) 5.2 0.3 148.5 0.2% (10.3%) Continental Europe 147.6 (4.9) (6.3) 9.9 146.3 6.7% (0.9%) Asia Pacific 182.1 0.3 1.5 (5.0) 178.9 (2.7%) (1.8%) Latin America 65.3 7.3 (6.6) 2.4 68.4 3.7% 4.7% All Other Markets 90.2 2.8 - 7.0 100.0 7.8% 10.9% Worldwide 1,742.0$ (17.1)$ (17.2)$ 46.2$ 1,753.9$ 2.7% 0.7% Expenses Salaries & Related 1,268.8$ (13.8)$ (16.0)$ 36.4$ 1,275.4$ 2.9% 0.5% Office & General 450.2 (5.0) (6.9) 10.5 448.8 2.3% (0.3%) Total 1,719.0$ (18.8)$ (22.9)$ 46.9$ 1,724.2$ 2.7% 0.3% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 15

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period			End of Period Revenue
		Foreign Currency	Net Acquisitions / (Divestitures)	Organic	
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8
3/31/16	7,575.6	(388.5)	11.9	480.8	7,679.8
6/30/16	7,600.3	(315.6)	10.8	426.1	7,721.6
9/30/16	7,624.7	(237.5)	16.4	374.7	7,778.3
12/31/16	7,613.8	(159.7)	15.3	377.2	7,846.6
3/31/17	7,679.8	(124.9)	(7.4)	311.0	7,858.5

Page 16

($ in Millions)

As Reported Losses on Sales of Businesses Valuation Allowance Reversals Adjusted Results (Loss) Income Before Income Taxes (13.0)$ (16.3)$ 3.3$ Benefit of Income Taxes 15.6 0.4 12.2$ 3.0 Equity in Net Income of Unconsolidated Affiliates 0.1 0.1 Net Loss Attributable to Noncontrolling Interests 2.7 2.7 5.4$ (15.9)$ 12.2$ 9.1$ Weighted-Average Number of Common Shares Outstanding - Basic 400.6 400.6 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 8.7 8.7 Weighted-Average Number of Common Shares Outstanding - Diluted 409.3 409.3 Earnings Per Share Available to IPG Common Stockholders - Basic 0.01$ (0.04)$ 0.03$ 0.02$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.01$ (0.04)$ 0.03$ 0.02$ Three Months Ended March 31, 2016 Net lncome Available to IPG Common Stockholders - Basic and Diluted (1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the losses on sales of businesses in our international markets, primarily in Continental Europe, and valuation allowance reversals as a result of the classification of certain assets as held for sale. The losses on sales of businesses amount includes losses on completed dispositions and the classification of certain assets as held for sale during the first quarter of 2016. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Page 17

Metrics Update

SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric Metrics Update Page 19

63.9% 64.2% 64.2% 60.0% 62.0% 64.0% 66.0% 3/31/2016 12/31/2016 3/31/2017 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 20

2017 2016 1.2% 1.4% 0.0% 1.0% 2.0% 3.0% Severance Expense 4.1% 4.0% 0.0% 2.0% 4.0% 6.0% Temporary Help 4.8% 4.6% 0.0% 2.0% 4.0% 6.0% Incentive Expense 60.3% 59.4% 50.0% 55.0% 60.0% 65.0% Base, Benefits & Tax Salaries & Related Expenses (% of Revenue) Page 21 Three Months Ended March 31 “All Other Salaries & Related,” not shown, was 2.3% and 3.4% for the three months ended March 31, 2017 and 2016, respectively.

24.5% 23.8% 23.8% 21.0% 23.0% 25.0% 27.0% 3/31/2016 12/31/2016 3/31/2017 % of Revenue, Trailing Twelve Months Office & General Expenses Page 22

1.6% 1.8% 0.0% 1.0% 2.0% 3.0% Professional Fees 7.3% 7.2% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) 13.4% 13.4% 10.0% 12.0% 14.0% 16.0% All Other O&G 3.3% 3.4% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Office & General Expenses (% of Revenue) Page 23 Three Months Ended March 31 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2017 2016

$680 $675 $895 $1,101 $778 $996 $995 $995 $995 $992 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 24 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending March 31, 2017 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.89x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.59x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending March 31, 2017 Interest Expense: $88.9 - Interest income 19.5 - Other 5.7 Net interest expense : $63.7 EBITDA Reconciliation Last Twelve Months Ending March 31, 2017 Operating Income: $947.7 + Depreciation and amortization 255.4 EBITDA : $1,203.1 Covenants (1) Calculated as defined in the Credit Agreement. $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 25 (1) (1)

Cautionary Statement Page 26 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.